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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2003

Polaroid Holding Company
(Exact name of Registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	Initial Filing (Commission File Number)	22-3856538 (I.R.S. Employer Identification No.)

1265 Main Street Waltham, Massachusetts 02451
(781) 386-2000
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices)

(Former name or former address, if changed since last report)

Item 5. Other Events.

        On October 12, 2001, Polaroid Corporation (now known as Primary PDC, Inc.) ("Primary PDC") and its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware in Wilmington, Delaware (the "Bankruptcy Court"). On July 31, 2002, Polaroid Holding Company (f/k/a OEP Imaging Corporation) ("Registrant") acquired (the "Acquisition"), through certain of its subsidiaries, substantially all of Primary PDC's assets and the stock of its foreign subsidiaries pursuant to the Second Amended and Restated Asset Purchase Agreement by and among Registrant, Primary PDC and the subsidiaries of Primary PDC named therein dated as of July 3, 2002 (the "Purchase Agreement"), as amended by Amendment No. 1 to Second Amended and Restated Asset Purchase Agreement by and among Registrant, Primary PDC and the subsidiaries of Primary PDC named therein dated as of July 31, 2002 ("Amendment No. 1"). As partial consideration for the Acquisition, Registrant issued to Primary PDC shares (the "Common Shares") of its Common Stock, par value $0.001 per share, and shares (the "Preferred Shares" and, together with the Common Shares, the "Estate Shares") of its Series A 8.0% Cumulative Compounding Preferred Stock, par value $0.001 per share, some of which Estate Shares were subsequently repurchased by Registrant. The Purchase Agreement and Amendment No. 1 are being filed as Exhibit 2.1 and Exhibit 2.2 to this Form 8-K and are incorporated herein by reference. The Third Amended Joint Plan of Reorganization of Primary PDC, Inc. (f/k/a Polaroid Corporation) (the "Plan") and its Debtor Subsidiaries and the Official Committee of Unsecured Creditors provides for the distribution of the Estate Shares to certain creditors of Primary PDC. On November 18, 2003, the Bankruptcy Court confirmed the Plan, and the Plan became effective on December 17, 2003. The Plan is being filed as Exhibit 2.3 to this Form 8-K and is incorporated herein by reference. This Current Report on Form 8-K is being filed pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), because Registrant may be deemed to have succeeded to the registration under Section 12(g) of the Exchange Act of the common stock of Primary PDC. The Commission File Number of Primary PDC is 001-04085.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.

2.1	Second Amended and Restated Asset Purchase Agreement by and among Registrant, Primary PDC and the subsidiaries of Primary PDC named therein dated as of July 3, 2002 (incorporated by reference to Exhibit 2.1 of the Form 8-K of Primary PDC filed on August 15, 2002) (Registrant will furnish supplementally a copy of any omitted schedule to the Commission upon request).
2.2
Amendment No. 1 to Second Amended and Restated Asset Purchase Agreement by and among Registrant, Primary PDC and the subsidiaries of Primary PDC named therein dated as of July 31, 2002 (incorporated by reference to Exhibit 2.2 of the Form 8-K of Primary PDC filed on August 15, 2002) (Registrant will furnish supplementally a copy of any omitted schedule to the Commission upon request).
2.3
Third Amended Joint Plan of Reorganization of Primary PDC, Inc. (f/k/a Polaroid Corporation) and its Debtor Subsidiaries and the Official Committee of Unsecured Creditors effective as of December 17, 2003 (incorporated by reference to Appendix A of Exhibit 99.1 of the Form 8-K of Primary PDC filed on September 29, 2003) (Registrant will furnish supplementally a copy of any omitted schedule to the Commission upon request).
3.1	Restated Certificate of Incorporation of Registrant.
3.2	Bylaws of Registrant.

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLAROID HOLDING COMPANY
By:	/s/ WILLIAM L. FLAHERTY
William L. Flaherty Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

2.1	Second Amended and Restated Asset Purchase Agreement by and among Registrant, Primary PDC and the subsidiaries of Primary PDC named therein dated as of July 3, 2002 (incorporated by reference to Exhibit 2.1 of the Form 8-K of Primary PDC filed on August 15, 2002) (Registrant will furnish supplementally a copy of any omitted schedule to the Commission upon request).
2.2
Amendment No. 1 to Second Amended and Restated Asset Purchase Agreement by and among Registrant, Primary PDC and the subsidiaries of Primary PDC named therein date as of July 31, 2002 (incorporated by reference to Exhibit 2.2 of the Form 8-K of Primary PDC filed on August 15, 2002) (Registrant will furnish supplementally a copy of any omitted schedule to the Commission upon request).
2.3
Third Amended Joint Plan of Reorganization of Primary PDC, Inc. (f/k/a Polaroid Corporation) and its Debtor Subsidiaries and the Official Committee of Unsecured Creditors effective as of December 17, 2003 (incorporated by reference to Appendix A of Exhibit 99.1 of the Form 8-K of Primary PDC filed on September 29, 2003) (Registrant will furnish supplementally a copy of any omitted schedule to the Commission upon request).
3.1	Restated Certificate of Incorporation of Registrant.
3.2	Bylaws of Registrant.

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
EXHIBIT INDEX